                                                                   EXHIBIT 10.20

                                    AGREEMENT
                                     BETWEEN

P.E.T. NET PHARMACEUTICALS, INC., 810 Innovation Drive, Knoxville, Tennessee, 37982, U.S.A., Hereinafter referred to as "PETNET"

                                       AND

ISOTEC, INC., 3858 Benner Road, Miamisburg, Ohio 45342, hereinafter referred to as "ISOTEC"

Whereas ISOTEC produces and supplies O-18 enriched Water (Hereinafter referred to as "Water") and Nitrogen -15N enriched Nitrogen / Oxygen gas Mixture (Hereinafter referred to as "Nitrogen/Oxygen Mixture") and

Whereas PETNET wishes to purchase Water and Nitrogen/Oxygen Mixture from ISOTEC, and

Whereas PETNET is interested in ensuring its bang-term needs of Water and Nitrogen/Oxygen Mixture, and

IT IS HEREBY AGREED AS FOLLOWS:

1.       The preamble to this Agreement is an integral part of the Agreement.

2.       PETNET hereby orders from ISOTEC Water:

For The Year 2002


         6,600 grams of Water

         100 STPL of Nitrogen/Oxygen Mixture

         For The Year 2003


         8,400 grams of Water

         100 STPL, of Nitrogen/Oxygen Mixture

         ISOTEC will deliver each annual order in agreed upon partial shipments.



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3.       In addition to the above-mentioned deliveries, ISOTEC may supply additional quantities of new Water as production allows, as follows:

         600 grams of Water during the year 2002

         1200 grams of Water during the year 2003

         PETNET and ISOTEC should meet in October of each year to discuss future requirements in addition to the ones specified in Sections 2 and 3 and set prices according to Section 6.

4. It is agreed that PETNET is purchasing the Water and the Nitrogen/Oxygen Mixture for PETNET's own use and will only sell product when packaged with the sale of PETNET's cyclotron service contracts and to PETNET centers. PETNET will not sell product directly or indirectly to any third parties other than the situation above.

5. The target specifications of the Water supplied by ISOTEC are described in Appendix A and the specifications for the Nitrogen/Oxygen Mixture are described in Appendix B.

6.       Price of Water for the year 2002 is $ * per gram.

         Price of Water for the year 2003 will increase no more than * % over the year 2000 price, or decrease by no more than * % under the year 2002 price. Price of Nitrogen/Oxygen Mixture for the year 2002 and 2003 is $ * per STPL plus freight and plus the cylinder that contains the gas.

         If PETNET receives a bona fide offer for Water enriched 95% minimum for 6000 grams minimum for any year, after the first year, and if a copy of the offer or contract is provided to ISOTEC, then ISOTEC will reduce or increase the price accordingly within the limits of this Section or negotiate in good faith a new contract price based on current fair marketing. Payment terms are 30 days after issuing the invoice.


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.


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7.       This Agreement will be effective upon signing thereof and will be valid until December 31, 2003.

8.       Force majeure

         Neither party shall be liable to the other party for non-performance or delay in performance of any of its obligations under this Agreement due to causes reasonably beyond its control including fire, flood, strikes, government regulations, and riots. Upon occurrences of such force majeure condition, the affected party shall immediately notify the other party with as much detail as possible and shall promptly inform, the other party of any future development immediately. After cause is removed, the affected party shall perform such obligations with all due speed.

9.       Termination

         Any party may terminate this Agreement by a written notice in case:

         a.  Of a material breach of this Agreement by any of the parties, or

         b.  If any of the parties is dissolved or ceases operations.


FOR AND ON BEHALF OF
P.E.T. NET PHARMACEUTICALS, INC.

 /s/                         1/3/02
-------------------------------------    -------------------------------
                              Date                                      Date


For and on behalf of

ISOTEC, INC.


 /s/                         12/31/01
-------------------------------------    -------------------------------
                             Date




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                                   APPENDIX A

                             PRODUCT SPECIFICATIONS
                               18O ENRICHED WATER
                          ISOTEC PART NUMBER T88-70022
                 PETNET PART NUMBER 7350000-00 THROUGH 735000-03

     ISOTOPIC COMPOSITION                  VALUE                          UNITS                          METHOD
             18O                        > or = 95.0                      Atomic %                       Mass Spec

     CHEMICAL COMPOSITION
             H2O                           < or = 2                           ppm                         ICP MS

              Ca                           < or = 2                           ppm                         ICP MS

              Mg                           < or = 2                           ppm                         ICP MS

              Na                           < or = 2                           ppm                         ICP MS

              K                            < or = 2                           ppm                         ICP MS

              Fe                           < or = 2                           Ppm                         ICP MS

              Zn                           < or = 2                           Ppm                         ICP MS

              Cu                           < or = 2                           Ppm                         ICP MS

              F                            < or = 2                           Ppm                         ICP MS

              Cl                           < or = 2                           Ppm                         ICP MS

              Br                           < or = 2                           Ppm                         ICP MS

              I                            < or = 2                           Ppm                         ICP MS

              P                            < or = 2                           Ppm                         ICP MS

              S                            < or = 2                           Ppm                         ICP MS

              C                            < or = 2                           Ppm                          TOC

             NH4+                          < or = 2                           Ppm                          HPLC

             NO3-                          < or = 2                           Ppm                          HPLC


Appearance:           Clear, colorless, free of visible particulate matter

Bioburden:            < or = 100 CFU/gm


Pyrogenicity:         < or = 0.25 EU/ml


ConduPETNETvity:      < or = 20 umho/cm (uS/cm



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                             PRODUCT SPECIFICATIONS
                                   (continued)

pH:               6.0-8.0

Packaging:

         10gm, type 1 borosilicate vial, Teflon lined, gray butyl rubber or silicone stopper, aluminum crimp seal.

         Each shipment to contain signed certificates of analysis for every lot number shipped.

Labeling:

         Product name, weight in grams, isotopic enrichment, manufacturer's name and lot, manufacturer's product number, date of manufacturer.

Appearance:

         o     Clear

         o     Colorless

         o     Free of visible particulate matter

Vial Packaging:

         o     Nominal sizes 10 gram vial

         o     Type 1 borosilicate glass vials

         o     Gray butyl rubber, Teflon coated stopper

         o     Aluminum crimp seal


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                             PRODUCT SPECIFICATIONS
                                   (continued)

Label:

         o     Product name and manufacturer's part number

         o     Weight in grams

         o     Isotopic Enrichment

         o     Manufacturer's name and address

         o     Lot number

         o     Date of manufacture





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                                   APPENDIX B
                             PRODUCT SPECIFICATIONS
               NITROGEN-15N2 (95%)/OXYGEN (RG) GAS MIX RATIO 39:1
                          ISOTEC PART NUMBER T88-70022


Chemical Purity                  Min 99.5%

Isotopic Enrichment              Min 95 atom %

15N2/O2 ration                   32.3:1-39.0:1



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